UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2022

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Important Cautionary Statement

This report includes forward-looking statements. Statements regarding: (i) future sales or sales growth; (ii) our 2022 financial outlook and expectations for future financial results, including net sales and levels of selling, general, and administrative expense; (iii) our expectations regarding the timing of clinical programs and trials; (iv) our expectations regarding the timing of new product launches; and (v) the effectiveness of amniotic tissue as a therapy for any particular indication or condition. Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," “goal,” “outlook,” "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations.

Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: (i) future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; (ii) the status, timing, results and expected results of the Company’s clinical trials and planned regulatory submissions, and our expectations regarding our ability to potentially accelerate the timing of any trial or regulatory submission, depend on a number of factors including favorable trial results, patient access, and our ability to manufacture in accordance with Current Good Manufacturing Practices (CGMP) and appropriate chemistry and manufacturing controls; (iii) the Company may change its plans due to unforeseen circumstances, or delays in analyzing and auditing results, and may delay or alter the timeline for future trials, analyses, or public announcements; (iv) our access to hospitals and health care provider facilities could be restricted as a result of the ongoing COVID-19 pandemic or other factors; (v) the results of scientific research are uncertain and may have little or no value; (vi) our ability to sell our products in other countries depends on a number of factors including adequate levels of reimbursement, market acceptance of novel therapies, and our ability to build and manage a direct sales force or third party distribution relationship; (vii) the effectiveness of amniotic tissue as a therapy for particular indications or conditions is the subject of further scientific and clinical studies; and (viii) we may alter the timing and amount of planned expenditures for research and development based on the results of clinical trials and other regulatory developments. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement.

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2022, MiMedx Group, Inc. (the “Company”), issued a press release (the “Earnings Press Release”) announcing its results for the period ended June 30, 2022. A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K. All information in the Earnings Press Release speaks as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 2.02 of this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Earnings Press Release dated August 2, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: August 2, 2022	By:	/s/ Peter M. Carlson
Peter M. Carlson Chief Financial Officer